                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


--------------------------------------------------------------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): November 20, 2000

                            MICRO LINEAR CORPORATION

                                 --------------

               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------

                         (State or Other Jurisdiction of
                         Incorporation or Organization)


             0-24260                                       94-2910085
             -------                                       ----------
      (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)

                2092 Concourse Drive, San Jose, California 95131
                -------------------------------------------------

           (Address of principal executive offices including zip code)

                                 (408) 433-5200

                                 --------------

              (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Inapplicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 6, 2000, Micro Linear Corporation, a Delaware corporation (the "Company") sold its Power Management, Bus Interface and Video product lines to Fairchild Semiconductor Corporation, a Delaware corporation pursuant to the Bill of Sale and Asset Purchase Agreement. As consideration for the sale, the Company received $11 million in cash. The transaction had an effective date of September 7, 2000. Subject to certain exceptions, the assets sold consisted primarily of inventory related to power management and video products, all rights under all contracts, agreements, leases, purchase orders, and warranties, all furniture and office equipment relating to the business, all engineering and laboratory equipment identified, all mask sets used in connection with the business, all books and records, all rights associated with purchased assets; and other privileges, rights, interests, properties and assets.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Inapplicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Inapplicable

ITEM 5.  OTHER EVENTS

         Inapplicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Inapplicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

                  Inapplicable.


(b)      Pro Forma Financial Information.

The pro forma financial information of the Company required pursuant to Article 11 of Regulation S-X is attached hereto as Annex A.


(c)      Exhibit
           No.                                                                              Page
         -------                                                                            ----
          2.23 (i)  Bill of Sale and the Asset Purchase Agreement by and among Micro
                       Linear Corporation and Fairchild Semiconductor Corporation.........  A-1

                               (i) Filed herewith.

ITEM 8.  CHANGE IN FISCAL YEAR

         Inapplicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Inapplicable


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO LINEAR CORPORATION


By:   /s/ Michael Schradle
     -------------------------------------
Michael Schradle
Chief Financial Officer
Principal Financial and Accounting Officer


DATE: November 20, 2000

                                                                         ANNEX A


                            MICRO LINEAR CORPORATION

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               AS OF JUNE 30, 2000


                       IN 000'S, EXCEPT PER SHARE AMOUNTS

                                                           Historical     Effect of Sale *    Pro Forma
                                                           ----------     ----------------    ---------
ASSETS

Current Assets:
  Cash and cash equivalents                                 $ 10,676         $ 11,000         $ 21,676
  Short Term Investments                                      14,387               --           14,387
  Accounts Receivable, Net of Allowance for Doubtful
     Accounts of $583 in June 2000 and
     $589 in December 1999                                     6,556               --            6,556
  Inventories                                                  9,079           (8,246)             833
  Other current assets                                         7,227              (15)           7,212
                                                            --------         --------         --------
      Total Current Assets                                    47,925            2,739           50,664

Note Receivable                                                4,956               --            4,956
Property, Plant and Equipment, Net                            13,127             (920)          12,207
Other Assets, Net                                                403             (403)              --
                                                            --------         --------         --------
      Total Assets                                          $ 66,411         $  1,416         $ 67,827
                                                            ========         ========         ========



LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts Payable                                          $  4,936         $     --         $  4,936
  Deferred Income on Shipments to Distributors                 2,646               --            2,646
  Other accrued liabilities                                    2,558            1,018            3,576
  Current Portion of Long-Term Debt                              211               --              211
                                                            --------         --------         --------
        Total Current Liabilities                             10,351            1,018           11,369


Long-Term Debt                                                 2,652               --            2,652
                                                            --------         --------         --------
        Total Liabilities                                     13,003            1,018           14,021
                                                            --------         --------         --------
STOCKHOLDERS' EQUITY (DEFICIT)
  Preferred Stock (750,000 Shares)                                --               --               --
  Common Stock                                                    14               --               14
  Deferred stock compensation                                 (1,417)              --           (1,417)
  Additional Paid-in Capital                                  58,677               --           58,677
  Retained Earnings (Deficit)                                 16,390              398           16,788
  Accumulated other comprehensive loss                           (23)              --              (23)
  Treasury Stock (---- Shares)                               (20,233)              --          (20,233)
                                                            --------         --------         --------
      Total Stockholders' Equity (Deficit)                    53,408              398           53,806
                                                            --------         --------         --------
        Total Liabilities and Stockholders' Equity            66,411         $  1,416         $ 67,827
                                                            ========         ========         ========


* See accompanying notes to financial statements.

                                                                         ANNEX A


                            MICRO LINEAR CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 2000


                       IN 000'S, EXCEPT PER SHARE AMOUNTS


                                                 HISTORICAL     EFFECT OF SALE *    PRO FORMA
                                                 ----------     ----------------    ---------
Income:
  Net revenues                                    $ 23,123         $(15,556)        $  7,567
  Cost of revenues                                  10,960           (9,401)           1,559
                                                  --------         --------         --------
    Gross profit                                    12,163           (6,155)           6,008
                                                  --------         --------         --------

Operating expenses:
  Research and development                           6,460           (1,862)           4,598
  Selling, general and administrative                5,296           (1,296)           4,000
  Legal settlement and related costs                 8,080               --            8,080
                                                  --------         --------         --------
                                                    19,836           (3,158)          16,678
                                                  --------         --------         --------

    Loss from operations                            (7,673)          (2,997)         (10,670)

Other income and expense:
  Interest income and other income, net                894               --              894
  Interest expense                                    (229)              --             (229)
                                                  --------         --------         --------
Net (loss) before provision for taxes               (7,008)          (2,997)         (10,005)
Provision (benefit) for income taxes                (2,453)          (1,049)          (3,502)
                                                  --------         --------         --------

Net income (loss)                                 $ (4,555)        $ (1,948)        $ (6,503)
                                                  ========         ========         ========

Basic:
Weighted average common shares outstanding          11,367                            11,367
                                                  ========                          ========
Basic earnings (loss) per share                   $   (.40)                         $   (.57)
                                                  ========                          ========

* See accompanying notes to financial statements.

                                                                         ANNEX A


                            MICRO LINEAR CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                       IN 000'S, EXCEPT PER SHARE AMOUNTS

                                                     HISTORICAL    EFFECT OF SALE *     PRO FORMA
                                                     ----------    ----------------     ---------
Income:
  Net revenues                                        $ 46,645         $(24,582)        $ 22,063
  Cost of revenues                                      23,030          (18,265)           4,765
                                                      --------         --------         --------
    Gross margin                                        23,615           (6,317)          17,298
                                                      --------         --------         --------
Operating Expenses:
  Research and development                              13,832           (3,723)          10,109
  Selling, general and administrative                   10,401           (2,230)           8,171
  Legal settlement and related cost                      1,884               --            1,884
                                                      --------         --------         --------
    Total general and administrative expenses           26,117           (5,953)          20,164
                                                      --------         --------         --------
    Operating income (loss)                             (2,502)            (364)          (2,866)

Other income and expense:
  Interest and other income, net                         1,501               --            1,501
  Gain on disposal of fixed assets                          11               --               11
  Interest expense                                        (243)              --             (243)
                                                      --------         --------         --------
Net income (loss) before provision for taxes            (1,233)            (364)          (1,597)
Provision (Benefit) for estimated income taxes            (789)            (233)          (1,022)
                                                      --------         --------         --------

Net income (loss)                                     $   (444)        $   (131)        $   (575)
                                                      ========         ========         ========

Basic:
Weighted average common shares outstanding              10,999                            10,999
                                                      ========                          ========
Basic earnings (loss) per share                       $   (.04)                         $   (.05)
                                                      ========                          ========

* See accompanying notes to financial statements.

\
MICRO LINEAR CORPORATION NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

On September 6, 2000, Micro Linear Corporation (NASDAQ: MLIN), a Delaware corporation (the "Company") sold its Power Management, Bus Interface, and Video product lines to Fairchild Semiconductor Corporation, a Delaware corporation, for $11 million pursuant to an Asset Purchase Agreement, dated as of that date. The transaction had an effective date of September 7, 2000.

The Power Management products which were sold include both off-line switching controllers and battery management products. The Battery Management product line which was sold includes many DC to DC converters and a family of boost regulators currently supplied to leading PDA manufacturers. The Video products which were sold include multiple generations of low cost filter/line drivers.

Micro Linear Corporation designs, manufactures, and markets analog and mixed signal integrated circuits for a broad range of communications markets that require high-integration, system-level solutions. These communication markets include both wired and wireless local area networks and digital cordless telephones.

The unaudited pro forma condensed consolidated balance sheet at June 30, 2000 has been prepared by applying certain pro forma adjustments to historical financial information, assuming the sale occurred on June 30, 2000, after giving effect to certain adjustments described in the notes to unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 and for the six months ended June 30, 2000 have been prepared based upon certain pro forma adjustments to historical financial information, assuming the sale occurred on January 1, 1999 and January 1, 2000, respectively, after giving effect to certain adjustments described in the notes to unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and notes thereto of Micro Linear, which were previously reported in Micro Linear's Annual Report on Form 10-K for the year ended December 31, 1999 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2000. These pro forma statements are based on such consolidated financial statements after giving effect to the transaction and the assumptions and adjustments described below. Certain adjustments have been excluded which are not directly indentifiable to the business sold to Fairchild including engineering and development costs, administrative expenses, facilities costs and various corporate expenses. The pro forma information does not purport to be indicative of the results which would have been reported if the transaction had been consummated at the dates indicated, nor necessarily indicative of future operating results or financial position.

Basic net income per share of common stock is calculated by dividing net income applicable to common stock by the weighted average number of common shares outstanding during the period. Diluted earnings per share have been computed, when the result is dilutive, using the treasury stock method for stock options outstanding during the respective periods.

EFFECT OF SALE

(1) Reflects the financial position of the Company as of June 30, 2000 in the balance sheet, in addition to the following adjustments.

     a. Increase in cash of $11,000,000 to reflect the purchase price paid at closing.

     b. Decrease of $8,246,000 to reflect the sale of inventory, decrease in other current assets of $15,000 to reflect the write-down of prepaid maintenance contracts, decrease of $920,000 to reflect the sale of property, plant and equipment, decrease in other current assets of $403,000 to reflect the sale of purchased technology and the increase in other accrued liabilities of $1,018,000 to reflect the retention bonus for transferred employees.

(2) Reflects the operating results of the Company for the six months ended June 30, 2000 in the statement of operations.

     a. Decrease in net revenues of $15,556,000 and cost of revenues of $9,401,000 reflects the sales and cost of sales related to the power management, business interface and video product lines during the six months ended June 30, 2000.

     b. The decrease in research and development and selling, general and administrative expenses of $1,862,000 and $1,296,000, respectively, reflects operating expenses attributable to the business lines sold.

     c. Decrease of $1,049,000 represents the tax effects of the above adjustments.

(3) Reflects the operating results of the Company for the year ended December 31, 1999 in the statement of operations.

     a. Decrease in net revenues of $24,582,000 and cost of revenues of $18,265,000,000 reflects the sales and cost of sales related to the power management, business interface and video product lines during the year ended December 31, 2000.

     b. The decrease in research and development and selling, general and administrative expenses of $3,723,000 and $2,230,000, respectively, reflects costs operating expenses attributable to the business lines sold.

     c. Decrease of $233,000 represents the tax effects of the above adjustments.

          EXHIBITS TO THE BILL OF SALE AND AN ASSET PURCHASE AGREEMENT


The following exhibits to the Bill of Sale and an Asset Purchase Agreement have been omitted from this filing. The Company will furnish these exhibits to the Securities and Exchange Commission upon request.

1.   Form of Business Products.

2.   Form of Assumption Agreement.

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION                                                       PAGE
-------           -----------                                                       ----
2.23 (i)  The Bill of Sale and Asset Purchase Agreement by and among Micro Linear
          Corporation and Fairchild Semiconductor Corporation......................  A-1

(i) Filed herewith.